Exhibit 99.18

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	May-06
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing service to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		6/23/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		6/23/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		480-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

				CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB				RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS
	SVB Operating	B of A DIP	B of A DIP	Payroll	Tax	Total
	#	Checking	Money Market	#	#

Balance at Beginning of Period		75,934.92	3,981,258.32			4,057,193.24

RECEIPTS
Cash Sales
Accounts Receivable		15,051.15				15,051.15
Interest Income			9,434.46			9,434.46
Loans and Advances
Sale of Assets
Transfers from Other DIP Accounts		350,000.00				350,000.00
Other (attach list)		26,781.77				26,781.77

TOTAL RECEIPTS		391,832.92	9,434.46			401,267.38

DISBURSEMENTS
Business - Ordinary Operations		93,661.93				93,661.93
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts			350,000.00			350,000.00
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees		285,834.39				285,834.39
U. S. Trustee Quarterly Fee		5,250.00				5,250.00
Court Costs

TOTAL DISBURSEMENTS		384,746.32	350,000.00			734,746.32

Balance at End of Month (See Note Below)		83,021.52	3,640,692.78			3,723,714.30
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above						734,746.32
Less: Transfers to Other DIP Accounts						350,000.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees						384,746.32

Balance at End of month excludes the following: Miscellaneous cash of $0.79.

THREE-FIVE SYSTEMS, INC.

YTD 5/31/2006

TFS Corp 5/31/06

Income Statement (Totals may not add due to rounding.)

Net Sales	0
Total Cost of Sales	0
Gross Margin	0
Total Admin	1,995,208
Total SG&A	1,995,208
Loss (Gain) on Sale of Assets	21,102
Total Operating Expenses	2,016,310
Operating Income (Loss)	(2,016,310)

Interest Income	96,089
Interest & Other Inc/(Exp)	96,089
Profit (Loss) Before Tax	(1,920,221)
Income Taxes	(255)
Net Income (Loss)	(1,919,966)

Balance Sheet (Unaudited) Totals may not add due to rounding.

YTD 5/31/2006

TFS Corp 5/31/06

ASSETS

CASH AND CASH EQUIVALENT	3,723,715
ACCOUNTS RECEIVABLE PRE	1,476,266
ACCOUNTS RECEIVABLE POST	17,949
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	13,073,059
INTERCO - TFS EMS POST FILING	7,051
ASSETS HELD FOR SALE	1,465
OTHER CURRENT ASSETS	1,308,252

TOTAL CURRENT ASSETS	21,604,947

PLANT, PROPERTY & EQUIPMENT	217,899
ACCUMULATED DEPRECIATION	(217,899)

NET FIXED ASSETS	0

OTHER ASSETS	2,197,364
INVESTMENT TFS DI	100

TOTAL ASSETS	23,802,411

Balance Sheet (Unaudited) Totals may not add due to rounding.

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,856,649
ACCOUNTS PAYABLE POST	715,520
OTHER ACCRUED LIABILITIES PRE	752,755
OTHER ACCRUED LIABILITIES POST	282,206

TOTAL CURRENT LIABILITIES	5,607,130

TOTAL LONG-TERM LIABILITIES	0

TOTAL LIABILITIES	5,607,130

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,071,985
RETAINED EARNINGS-CURRENT	(1,919,966)
RETAINED EARNINGS-PRIOR	(180,006,170)

TOTAL STOCKHOLDER'S EQUITY	18,195,281

TOTAL LIABILITIES & EQUITY	23,802,411

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	1,494,215.85		0.00	1,494,215.85
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	1,494,215.85	0.00	0.00	1,494,215.85

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	217,899.00			217,899.00
Accumulated Depreciation	(217,899.00)			(217,899.00)
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
NONE

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	19,777	23,176	0	0	(3,400)
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	695,743	510,525	45,491	49,727	90,000
Secured Debt	0
Other Accrued - Post Petition	282,206	282,206

Total Post-Petition Liabilities	997,726	815,908	45,491	49,727	86,600
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED	Payroll and Expense Reimbursement		25,827.29	330,608.01

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		285,834.39	2,302,309.43

Total Payments to Professionals

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
May 2006

Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

05/22/2006	CHAVOUSTIE	BOARD CALL 2/10/06 stop payment placed	500.00	B of A Checking	Pay	Post
05/22/2006	GOLDMAN	BOARD CALL 2/10/06 stop payment placed	500.00	B of A Checking	Pay	Post
05/23/2006	CHAVOUSTIE	BOARD CALL 2/10/06 Replacement check	(500.00)	B of A Checking	Pay	Post
05/23/2006	GOLDMAN	BOARD CALL 2/10/06 Replacement check	(500.00)	B of A Checking	Pay	Post
05/23/2006	SALTICH	expense reimbursement	(104.19)	B of A Checking	Pay	Post
05/04/2006	Jack Saltich	Payroll	(12,861.55)
05/18/2006	Jack Saltich	Payroll	(12,861.55)

		Total for current month	(25,827.29)

		Apr-06	(25,814.48)
		Mar-06	(31,765.13)
		Feb-06	(30,024.39)
		Jan-06	(39,368.08)
		Dec-05	(52,158.18)
		Nov-05	(44,835.62)
		Oct-05	(53,875.91)
		Sep-05	(26,938.93)
		TOTAL TO DATE	(330,608.01)

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
May 2006

Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

05/03/2006	BAKERMCKEN	80% fees 100% expenses March 2006 invoices	(14,285.02)	B of A Checking	Pay	Post
05/10/2006	JENNINGS	80% fees 100% expenses March 2006 invoices	(20,448.51)	B of A Checking	Pay	Post
05/15/2006	BRIDGE	80% fees 100% expenses March 2006 invoices	(108,597.41)	B of A Checking	Pay	Post
05/26/2006	BAKERMCKEN	80% fees 100% expenses April 2006 invoices	(2,963.40)	B of A Checking	Pay	Post
05/26/2006	SQUIRE	80% fees 100% expenses March 2006 invoices	(115,171.65)	B of A Checking	Pay	Post
05/30/2006	JENNINGS	80% fees 100% expenses April 2006 invoices	(24,368.40)	B of A Checking	Pay	Post
	Total for current month		(285,834.39)

	Apr-06		(416,473.71)
	Mar-06		(293,077.14)
	Feb-06		(200,816.54)
	Jan-06		(143,005.38)
	Dec-05		(724,190.95)
	Nov-05		(238,911.32)
	Oct-05		0.00
	Sep-05		0.00
	TOTAL TO DATE		(2,302,309.43)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE
			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?				X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	2

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Plan of reorganization filed January 6, 2006.

Identify any matters that are delaying the filing of a plan of reorganization:
None

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
May 2006

Type	Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

Bill Pmt -Check	WIRE	05/03/2006	BAKERMCKEN	80% fees 100% expenses March 2006 invoices	(14,285.02)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	05/10/2006	JENNINGS	80% fees 100% expenses March 2006 invoices	(20,448.51)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	05/15/2006	BRIDGE	80% fees 100% expenses March 2006 invoices	(108,597.41)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	05/26/2006	BAKERMCKEN	80% fees 100% expenses April 2006 invoices	(2,963.40)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	05/26/2006	SQUIRE	80% fees 100% expenses March 2006 invoices	(115,171.65)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	05/30/2006	JENNINGS	80% fees 100% expenses April 2006 invoices	(24,368.40)	B of A Checking	Pay	Post
Bill Pmt -Check	1273	05/01/2006	AFLAC		(108.76)	B of A Checking	Pay	Post
Bill Pmt -Check	1274	05/01/2006	BANKOFNY	transfer agent	(2,323.31)	B of A Checking	Pay	Post
Bill Pmt -Check	1275	05/01/2006	BLUE CROSS	claims paid March 2006	(5,929.25)	B of A Checking	Pay	Post
Bill Pmt -Check	1276	05/01/2006	BOFA		(279.57)	B of A Checking	Pay	Post
Bill Pmt -Check	1277	05/01/2006	BOWNE		(312.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1278	05/01/2006	eSOFTWARE DESIGNS, LLC		(600.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1279	05/01/2006	HQGLOBAL	rent	(6,059.98)	B of A Checking	Pay	Post
Bill Pmt -Check	1280	05/01/2006	IRON	records storage	(1,120.54)	B of A Checking	Pay	Post
Bill Pmt -Check	1281	05/01/2006	PITMAN	Office supplies expense reimbursement	(161.78)	B of A Checking	Pay	Post
Bill Pmt -Check	1282	05/01/2006	PRINTRONIX	refund funds paid in error	(1,760.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1283	05/01/2006	QWEST		(2,126.09)	B of A Checking	Pay	Post
Bill Pmt -Check	1284	05/01/2006	QWESTKY		(2,300.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1285	05/01/2006	RENA	temporary help	(319.60)	B of A Checking	Pay	Post
Bill Pmt -Check	1286	05/01/2006	ULTRADNS		(118.08)	B of A Checking	Pay	Post
Bill Pmt -Check	1287	05/01/2006	USTRUSTEE	quarterly fee	(250.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1288	05/01/2006	USTRUSTEE	quarterly fee	(5,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1289	05/22/2006	GEOLINGO		(1,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1186	05/22/2006	CHAVOUSTIE	BOARD CALL 2/10/06 stop payment placed	500.00	B of A Checking	Pay	Post
Bill Pmt -Check	1295	05/22/2006	GOLDMAN	BOARD CALL 2/10/06 stop payment placed	500.00	B of A Checking	Pay	Post
Bill Pmt -Check	1290	05/23/2006	BANKOFNY	transfer agent	(1,823.11)	B of A Checking	Pay	Post
Bill Pmt -Check	1291	05/23/2006	BLUE CROSS	claims paid April 2006	(1,828.52)	B of A Checking	Pay	Post
Bill Pmt -Check	1292	05/23/2006	BOFA		(340.42)	B of A Checking	Pay	Post
Bill Pmt -Check	1293	05/23/2006	CHAVOUSTIE	BOARD CALL 2/10/06 Replacement check	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1294	05/23/2006	FENNEMORE		(137.70)	B of A Checking	Pay	Post
Bill Pmt -Check	1295	05/23/2006	GOLDMAN	BOARD CALL 2/10/06 Replacement check	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1296	05/23/2006	HARDING	tax extension preparation	(300.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1297	05/23/2006	HQGLOBAL	rent	(6,417.53)	B of A Checking	Pay	Post
Bill Pmt -Check	1298	05/23/2006	IRON	records storage	(852.52)	B of A Checking	Pay	Post
Bill Pmt -Check	1299	05/23/2006	QWEST		(925.33)	B of A Checking	Pay	Post
Bill Pmt -Check	1300	05/23/2006	RENA	temporary help	(496.40)	B of A Checking	Pay	Post
Bill Pmt -Check	1301	05/23/2006	RYANRAPP		(50.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1302	05/23/2006	SALTICH	expense reimbursement	(104.19)	B of A Checking	Pay	Post
Bill Pmt -Check	1303	05/23/2006	ULTRADNS		(117.97)	B of A Checking	Pay	Post
NONAUTO	BANK/ADP CHARGES	05/31/2006	BANK/ADP CHARGES		(1,649.31)	B of A Checking	Pay	Post
NONAUTO	FSA FUNDING	05/31/2006	FSA FUNDING		0.00	B of A Checking	Pay	Post
NONAUTO	PAYROLL	05/04/2006	PAYROLL		(17,884.98)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	05/18/2006	PAYROLL		(18,286.04)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	05/31/2006	PAYROLL	Autodeposit amount only for 6/1/06 pay date	(10,815.94)	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	05/03/2006	SUBSIDIARY FUNDING		(4,920.26)	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	05/17/2006	SUBSIDIARY FUNDING		(1,692.75)	B of A Checking	Pay	Post
				Total Post Payments	(384,746.32)	B of A Checking
				Total Payments	(384,746.32)	B of A Checking

Deposit	Deposit	05/12/2006	Bank Deposit	Lightstat	1,855.70	B of A Checking	Rcpt	Post
Deposit	Deposit	05/22/2006	Bank Deposit	Qwest Refund	1.11	B of A Checking	Rcpt	Post
Deposit	Deposit	05/30/2006	Bank Deposit	Subsidiary Payment - UK Subsidiary	24,897.60	B of A Checking	Rcpt	Post
Payment	103410	05/30/2006	SUBSIDIARY PYMT	Redpost - TFS EMS	15,051.15	B of A Checking	Rcpt	Post
NONAUTO	FSA FUNDING	05/31/2006	FSA FUNDING		27.36	B of A Checking	Rcpt	Post
				Total Receipts	41,832.92	B of A Checking

Transfer	Transfer	05/09/2006	Transfer from MM		50,000.00	B of A Checking	Tfr	Post
Transfer	Transfer	05/15/2006	Transfer from MM		125,000.00	B of A Checking	Tfr	Post
Transfer	Transfer	05/24/2006	Transfer from MM		175,000.00	B of A Checking	Tfr	Post
				Total Transfers	350,000.00	B of A Checking

				Net Activity	7,086.60

				Beginning Balance	75,934.92	B of A Checking
				Calculated Ending Balance	83,021.52	B of A Checking

				Balance per cash log	83,021.52	B of A Checking
				Difference	0.00	B of A Checking

				Ending Cash - Bank of America Checking	83,021.52
				Ending Cash - Bank of America Money Market	3,640,692.78
				Ending Cash - SVB
				Petty Cash	0.00
				Merrill Lynch	0.79
				Cash - SVB CD (Interest)	0.00
				Total Cash Per Balance Sheet	3,723,715.09

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
May 2006

Type	Num	Date	Name	Account	Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

Transfer	Transfer	05/09/2006	Transfer from MM		(50,000.00)	B of A MM	Tfr	Post
Transfer	Transfer	05/15/2006	Transfer from MM		(125,000.00)	B of A MM	Tfr	Post
Transfer	Transfer	05/24/2006	Transfer from MM		(175,000.00)	B of A MM	Tfr	Post
				Total Transfers	(350,000.00)	B of A MM

Deposit		05/31/2006		008110000 (INTEREST INCOME)	9,434.46	B of A MM	Rcpt	Post
				Total Receipts	9,434.46	B of A MM

				Net Activity	(340,565.54)	B of A MM

				Beginning Balance	3,981,258.32	B of A MM
				Calculated Ending Balance	3,640,692.78	B of A MM

				Balance per cash log	3,640,692.78	B of A MM
				Difference	0.00	B of A MM

Three-Five Systems, Inc.
May 2006
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256